                                                                    EXHIBIT 10.3

                                   INSTRUMENT

                             AMENDING AND RESTATING

                         LYONDELL PETROCHEMICAL COMPANY

                    SUPPLEMENTARY EXECUTIVE RETIREMENT PLAN


Lyondell Petrochemical Company hereby amends and restates the Supplementary Executive Retirement Plan, effective as of November 1, 1996, to read in its entirety as the document entitled "Lyondell Petrochemical Company Supplementary Executive Retirement Plan" that is attached hereto.

IN WITNESS WHEREOF, the undersigned, being duly authorized on behalf of the Company, has executed this Instrument on this ___ day of June, 1997.


ATTEST:                       LYONDELL PETROCHEMICAL COMPANY



BY:_______________________    BY:___________________________________
  Assistant Secretary                    Richard W. Park
                                    Vice President, Human Resources

LYONDELL PETROCHEMICAL COMPANY

--------------------------------------------------------------------------------

SUPPLEMENTARY EXECUTIVE
RETIREMENT PLAN


EFFECTIVE NOVEMBER 1, 1996

                        LYONDELL PETROCHEMICAL COMPANY
                    SUPPLEMENTARY EXECUTIVE RETIREMENT PLAN

                               TABLE OF CONTENTS

                                                                                             PAGE
ARTICLE I - GENERAL PROVISIONS..............................................................   1
     Section 1.1    Purpose and Intent of Plan..............................................   1
     Section 1.2    Effective Date of Plan..................................................   2
     Section 1.3    Costs of Plan...........................................................   2
     Section 1.4    Definitions.............................................................   2

ARTICLE II - SUPPLEMENTARY BENEFITS.........................................................   6
     Section 2.1    Types of Supplementary Benefits Provided................................   6
     Section 2.2    Eligibility in General..................................................   6
                    (a)  Eligibility for Participant's Benefit..............................   6
                    (b)  Eligibility for Survivor's Benefit.................................   6
     Section 2.3    Amount of Supplementary Benefits (or Survivor
                    Benefit) in General.....................................................   7
     Section 2.4    Deferral/Incentive Supplement...........................................   8
                    (a)  Eligibility for Deferral/Incentive Supplement......................   8
                    (b)  Amount of Deferral/Incentive Supplement............................   8
                         (1)  Participant's Benefit.........................................   8
                         (2)  Survivor Benefit..............................................   8
                         (3)  Special Rule for Certain
                              Participants..................................................   9
                         (4)  No Proration for Certain
                              Portion of Deferral/Incentive Supplement......................   9
                    (c)  Maximum Limitation on Deferral/Incentive
                         Supplement Benefits................................................   9
                    (d)  Computation Procedure..............................................   9
                    (e)  Termination of Employment..........................................  10
     Section 2.5    Qualification Limitation Supplement.....................................  10
                    (a)  Eligibility for Qualification
                         Limitation Supplement..............................................  10
                    (b)  Amount of Qualification Limitation Supplement......................  10
                         (1)  Participant's Benefit.........................................  10
                         (2)  Survivor Benefit..............................................  11

                                      (i)

                        LYONDELL PETROCHEMICAL COMPANY
                    SUPPLEMENTARY EXECUTIVE RETIREMENT PLAN


                          TABLE OF CONTENTS (CONT'D)

     Section 2.6         Special Supplements........................................ 11
                    (a)  Change in Control Supplement............................... 11
                         (1)  Eligibility for Change in Control
                              Supplement............................................ 11
                         (2)  Amount of Change in Control Supplement................ 11
                         (3)  Form and Timing of Change in Control Supplement....... 13
                    (b)  Other Special Supplements.................................. 13

ARTICLE III - FORM OF BENEFIT....................................................... 15
     Section 3.1    Supplementary Benefits.......................................... 15

                    (a)  Optional Forms of Benefit.................................. 15
                    (b)  Elections.................................................. 15
     Section 3.2    Special Supplements............................................. 16

ARTICLE IV - TIMING OF PAYMENT OF BENEFIT........................................... 17

     Section 4.1    Supplementary Benefits.......................................... 17
     Section 4.2    Special Supplements............................................. 17

ARTICLE V - BENEFITS ON CHANGE IN CONTROL........................................... 18
     Section 5.1    Events Constituting a "Change in Control"....................... 18
     Section 5.2    Amount of Benefit on Change in Control.......................... 20
     Section 5.3    Form of Benefit on Change in Control............................ 20
     Section 5.4    Payment on Change in Control.................................... 20

ARTICLE VI - ADMINISTRATION......................................................... 21
     Section 6.1    Administrative Committee........................................ 21
     Section 6.2    Rules of Conduct; Administrative Provisions..................... 21
     Section 6.3    Legal, Accounting, Clerical and Other Services.................. 21
     Section 6.4    Interpretation of Provisions.................................... 21
     Section 6.5    Records of Administration....................................... 21
     Section 6.6    Denial of Claim................................................. 21
     Section 6.7    Liability of Committee.......................................... 22

ARTICLE VII - FACILITY OF PAYMENT AND LAPSE OF BENEFITS............................. 23
     Section 7.1    Provisions for Incapacity....................................... 23
     Section 7.2    Payments of Deposits............................................ 23

                        LYONDELL PETROCHEMICAL COMPANY
                    SUPPLEMENTARY EXECUTIVE RETIREMENT PLAN


                          TABLE OF CONTENTS (CONT'D)

ARTICLE VIII - MISCELLANEOUS............................................... 24
     Section 8.1    Unfunded Benefit Plan.................................. 24
     Section 8.2    Unsecured General Creditor............................. 24
     Section 8.3    Grantor Trust.......................................... 24
     Section 8.4    Payments and Benefits Not Assignable................... 24
     Section 8.5    No Right of Employment................................. 25
     Section 8.6    Adjustments............................................ 25
     Section 8.7    Obligation to Company.................................. 25
     Section 8.8    Protective Provisions.................................. 25
     Section 8.9    Gender, Singular and Plural............................ 25
     Section 8.10   Law Governing.......................................... 26
     Section 8.11   Validity............................................... 26
     Section 8.12   Notice................................................. 26
     Section 8.13   Successors and Assigns................................. 26

ARTICLE IX - AMENDMENT AND DISCONTINUANCE.................................. 27
     Section 9.1    Amendment of Plan...................................... 27
     Section 9.2    Termination............................................ 27
     Section 9.3    Effect of Amendment or Termination..................... 27

                                     (iii)

                                   ARTICLE I

                              GENERAL PROVISIONS


SECTION 1.1  PURPOSE AND INTENT OF PLAN.

     The Prior Plan was originally adopted in 1990 in conjunction with the adoption of the Atlantic Richfield Company Supplementary Executive Retirement Plan and the ARCO Chemical Company Supplementary Executive Retirement Plan, the provisions of which are substantially identical to the Prior Plan. Recognizing that an Employee may transfer among Lyondell Petrochemical Company, ARCO and ARCO Chemical Company during his service, each of the 3 companies has agreed to pay a prorata share of the Employee's benefit under Articles II and III (which were identical provisions under each of those 3 plans) of each of those 3 plans, and which articles related to Deferral/Incentive Supplements and Qualification Limitations, respectively.

     Subsequent to the adoption of the Prior Plan, Amendment No. 1 and Amendment No. 2 were adopted. It has now been determined to be desirable to adopt certain additional amendments that may become operative in the event of a potential change in control of Lyondell Petrochemical Company and, for ease of administration, to incorporate such amendments and the prior amendments into this amended and restated Plan document. Nothing in such restatement of the Plan is intended to reduce or adversely affect, solely as a result of such restatement, the rights or benefits to which any Participant or Beneficiary hereunder was entitled. Accordingly, this Plan is adopted as a complete amendment, restatement, and continuation of the Prior Plan under the provisions hereinafter set forth, without a gap or lapse in coverage, time, or effect.

     This Plan is intended to provide supplemental retirement allowances in accordance with the provisions of the Plan contained herein, to those Employees who:

     (a) have received Awards under the Lyondell Petrochemical Company Value Share Plan, the Lyondell Petrochemical Company Management Value Share Plan, the Lyondell Petrochemical Company Annual Incentive Plan, the Atlantic Richfield Company Annual Incentive Plan, the ARCO Chemical Company Annual Incentive Plan, and/or the LYONDELL-CITGO Refining Company Ltd. Annual Incentive Plan or its equivalent,

     (b) have deferred a portion of their Salary under the Lyondell Petrochemical Company Executive Deferral Plan, the Atlantic Richfield Company Executive Deferral Plan, the ARCO Chemical Company Key Management Deferral Plan, and/or the LYONDELL-CITGO Refining Company Ltd. Executive Deferral Plan,

     (c) have had the amount of their benefit reduced, due to federal legal requirements, under a tax-qualified, defined benefit retirement plan maintained by Lyondell Petrochemical Company, ARCO, ARCO Chemical Company, and/or LCR, or

     (d) have been granted a Special Supplement in accordance with the provisions of Section 2.6 of this Plan.

SECTION 1.2  EFFECTIVE DATE OF PLAN.

        This amended and restated Plan document shall be generally effective as of November 1, 1996 and shall apply to those Employees who are employed by the Company on or after November 1, 1996, except to the extent that certain provisions hereof specify that they are effective as of a different date.

        This Plan is an amendment and restatement of the Lyondell Petrochemical Company Executive Supplementary Retirement Plan, effective as of April 1, 1989; the Lyondell Petrochemical Company Retirement Benefit Restoration Plan, effective as of April 1, 1989; and the Prior Plan.

SECTION 1.3  COSTS OF PLAN.

        All costs of this Plan, including the administration thereof, shall be borne by the Company and no Employee contributions shall be required or permitted.

SECTION 1.4  DEFINITIONS.

        Actuarial Equivalent or Actuarially Equivalent mean, in comparing
        ----------------------------------------------
payable in different forms or at different times or in different circumstances, a value under one such set of circumstances which is the same as the value under a different set of circumstances. Such value shall be computed and determined with reference to mortality assumptions, interest rates and other actuarial factors and assumptions then in effect under the Retirement Plan for the purpose of calculating the actuarial equivalent under that Plan.

        Administrative Committee means the committee serving as the
        ------------------------
Administrative Committee of the Retirement Plan.

        ARCO means the Atlantic Richfield Company.
        ----

        Award means a cash award made under the Lyondell Petrochemical Company
        -----
Value Share Plan, the Lyondell Petrochemical Company Management Value Share Plan, the Lyondell Petrochemical Company Annual Incentive Plan, the Atlantic Richfield Company Annual Incentive Plan, the ARCO Chemical Company Annual Incentive Plan, and/or the LYONDELL-CITGO Refining Company, Ltd. Annual Incentive Plan or its equivalent. Award does not include Deferred Cash as such term is used in the Lyondell Petrochemical Company Value Share Plan or Management Value Share Plan.

        Base Pay means "Annual Base Pay" as defined in the Retirement Plan.
        --------

        Basic Allowance means an annuity payable for the life of the
        ---------------
Participant, with a guarantee that an amount equal to 60 monthly payments will be paid to the Participant and his Beneficiary.

        Beneficiary means a person who is entitled to receive the Survivor
        -----------
Benefit under Sections 2.4, 2.5 and/or 2.6(a) (and, if applicable, Section 2.6(b)) of this Plan in the event of the Participant's death.

        Change in Control Supplement means a supplementary benefit as described
        ----------------------------
in Section 2.6(a) of this Plan.

        Code means the Internal Revenue Code of 1986, as amended, including any
        ----
successor provisions thereof and any regulations or other guidance promulgated pursuant thereto by applicable governmental agencies.

        Company means Lyondell Petrochemical Company, a Delaware corporation, or
        -------
 its successor.

        Deferral/Incentive Supplement means a Supplementary Benefit as described
        -----------------------------
under Section 2.4 of this Plan.

        Deferred Compensation means any amount of Salary which a Participant
        ---------------------
elects to defer pursuant to the provisions of the Lyondell Petrochemical Company Executive Deferral Plan, Atlantic Richfield Company Executive Deferral Plan, the ARCO Chemical Company Key Management Deferral Plan, and/or the LYONDELL-CITGO Refining Company, Ltd. Executive Deferral Plan.

        Eligible Termination Date means, for purposes of Section 2.6(a), the
        -------------------------
date on which an Employee terminates employment with the Company for one or more of the reasons that entitle him to benefits under Section 3 of an Executive Severance Agreement entered into between such Employee and the Company.

        Employee means any person who is regularly employed by the Company on or
        --------
after October 1, 1990 and who is an exempt, salaried employee.

        ERISA means the Employee Retirement Income Security Act of 1974, as
        -----
amended, including any successor provisions thereof, and any regulations or other guidance promulgated pursuant thereto by applicable governmental agencies.

        Fifty Percent Joint and Survivor Annuity means an annuity providing
        ----------------------------------------
payments for the life of a Participant, with a survivor annuity for the life of his Beneficiary under which each payment to the Beneficiary is 50 percent of the reduced amount payable during the life of the Participant. Each reduced payment during the life of the Participant shall be a percentage of the amount otherwise payable to the Participant in the form of a Basic Allowance, so that the Fifty Percent Joint and Survivor Annuity is the Actuarial Equivalent of the Basic Allowance otherwise payable to the Participant.

        Financial Hardship means a condition of financial difficulty, determined
        ------------------
by the Administrative Committee, upon advice of counsel, to be sufficient to justify a change of election of the form of benefit under Section 3.1 without causing, in the judgment of counsel, the receipt of taxable income by any other Participant in the Plan in advance of the payment to him of Plan benefits.

        LCR means LYONDELL-CITGO Refining Company, Ltd.
        ---

        Lump Sum means a single payment of the benefit that is the Actuarial
        --------
Equivalent of the Basic Allowance.

        Participant means an active Employee or a former Employee who, at time
        -----------
of his Termination of Employment, retirement or death was employed by the Company, ARCO, ARCO Chemical Company, or LCR and who is entitled to receive benefits under this Plan by reason of his having (a) received one or more Awards during the computation period that would be used in computing the Employee's Average Final Base Pay under the Retirement Plans if the Awards were recognized as a part of Base Pay under the Retirement Plans; (b) deferred a portion of his Salary during the computation period that would be used in calculating the Employee's Average Final Base Pay under the Retirement Plans if the Deferred Salary were recognized as a part of Base Pay under the Retirement Plans; (c) had his benefit under the Retirement Plans reduced due to required limitations under the Code or ERISA; (d) been granted a benefit described in Section 2.6(a) in connection with a change in control of Lyondell Petrochemical Company; and/or
(e) been granted a Special Supplement pursuant to Section 2.6(b) of this Plan; and shall include a former Employee who has not received the entire benefit to which he is entitled under this Plan.

        Plan means this Supplementary Executive Retirement Plan of Lyondell
        ----
Petrochemical Company.

        Pre-Retirement Annuity means the annuity paid under the Retirement Plans
        ----------------------
to a survivor, that is attributable to Company contributions and that is payable on account of the Member's death prior to commencing a retirement allowance and following attainment of entitlement to a retirement allowance derived from Company contributions.

        Prior Plan means this Plan as in effect prior to its amendment and
        ----------
restatement in the form of this Plan.

        Proration Percentage means the percentage calculated in accordance with
        --------------------
Section 2.3 of this Plan.

        Qualified Limitation Supplement means a Supplementary Benefit as
        -------------------------------
described under Section 2.5 of this Plan.

        Retirement Plan means the Lyondell Petrochemical Company Retirement Plan
        ---------------
for Non-Represented Employees.

        Retirement Plans means the Lyondell Petrochemical Company Retirement
        ----------------
Plan for Non-Represented Employees and any other defined benefit, tax-qualified retirement plan, other than any such plan maintained exclusively or primarily for the benefit of employees represented by collective bargaining units, as defined in Section 3(35) of ERISA and Section 401(a) of the Code, maintained by the Company, ARCO or ARCO Chemical Company.

        Salary means the Employee's regular base salary paid by the Company,
        ------
ARCO, ARCO Chemical Company, and/or LCR, but excluding Awards and any other special or additional compensatory payments made by any such companies.

        Special Supplement means a supplementary retirement benefit approved for
        ------------------
payment to an Employee under Section 2.6(a) or Section 2.6(b) of this Plan.

        Subsidiary or Affiliate means:
        -----------------------------
        (a) Any corporation, other than ARCO, that is a member of a controlled group of corporations within the meaning of Section 1563(a) of the Code (determined without regard to Section 1563(a)(4) and Section 1563(e)(3)(C) of said Code) and of which Lyondell Petrochemical Company is then a member, and

        (b) All trades or businesses, other than ARCO, whether or not incorporated, which, under the regulations prescribed by the Secretary of the Treasury pursuant to Section 210(d) of ERISA, are then under common control with Lyondell Petrochemical Company.

        Supplementary Benefit means any of the types of supplementary benefits
        ---------------------
provided in Sections 2.4 or 2.5 of this Plan.

        Supplementary Benefits means, collectively, all Supplementary Benefits
        ----------------------
provided by this Plan, or all of such Supplementary Benefits to which a particular Participant is entitled, as the context requires.

        Survivor Benefit means any survivor benefit that is payable to a
        ----------------
Participant's Beneficiary under the provisions of Article II.

        Termination of Employment or Terminate Employment means a cessation of the performance of services as an employee for the Company, ARCO, ARCO Chemical Company, LCR or any Subsidiary or Affiliate of any of said companies; provided,
                                                                      --------
however, that in no event
-------
will an individual be considered to have Terminated Employment for purposes of this Plan solely by reason of a change in the identity of his employer due to a sale of substantially all of the assets at which, or of the stock of the entity by which, such individual was employed immediately prior to such sale, in any case in which such individual continues, after such sale, to perform for the purchaser substantially the same services as he performed immediately prior to such sale.

                                  ARTICLE II

                             SUPPLEMENTARY BENEFITS


SECTION 2.1 TYPES OF SUPPLEMENTARY BENEFITS PROVIDED. This Plan provides for the following types of Supplementary Benefits:

        (a)  Deferral/Incentive Supplements, as described in Section 2.4; and

        (b)  Qualification Limitation Supplements, as described in Section 2.5,

        In addition, the Plan provides for the discretionary award of Change in Control Supplements, as described in Section 2.6(a) and Special Supplements as described in Section 2.6(b).

SECTION 2.2  ELIGIBILITY IN GENERAL.

        (a) ELIGIBILITY FOR PARTICIPANT'S BENEFIT. An Employee who either (i) retires on an allowance from the Retirement Plans that commences immediately, or that could have commenced immediately, upon his Termination of Employment; (ii) terminates employment with a nonforfeitable right to an allowance from the Retirement Plans commencing on a later date, or (iii) who has a non-forfeitable right to an allowance from the Retirement Plan at the time of a Change in Control shall automatically be eligible for each type of Supplementary Benefit provided by Sections 2.4 and 2.5 with respect to which he satisfies the specific eligibility requirements prescribed in the applicable Section of the Plan. Supplementary Benefits to which a Participant is entitled shall be paid in the form and at the time provided under Articles III and IV, respectively, without the necessity for filing an application for such benefits.

        (b) ELIGIBILITY FOR SURVIVOR'S BENEFIT. In the event of a Participant's death prior to the commencement of any Supplementary Benefit to which such Participant is entitled, any person who is designated by such Participant as his Beneficiary will be eligible to receive the Survivor Benefit that relates to the particular Supplementary Benefit to which such Participant was entitled; provided, however, that the Participant must designate the
--------  -------
same person as his Beneficiary for purposes of all Survivor Benefits payable under this Plan with respect to such Participant. Survivor Benefits to which such Beneficiary is entitled under this Article will automatically be paid to such person without the necessity for filing an application. In the case of the Participant's death prior to commencement of any such Supplementary Benefits without his having designated a Beneficiary, the Beneficiary shall be the Participant's spouse if the Participant was married at the time of death, and the Participant's estate if the Participant was single at the time of death. In the event of a Participant's death after the commencement of benefits under this Plan in a form that provides for the continuation of payments after such Participant's death, such payment of benefits shall continue in accordance with the terms and provisions of such form of benefit, unless otherwise required under Article V.

SECTION 2.3  AMOUNT OF SUPPLEMENTARY BENEFITS (OR SURVIVOR BENEFIT) IN GENERAL.

     (a) The total amount of a Participant's Supplementary Benefits (or Survivor Benefits, if applicable) payable under this Plan shall be the sum of the Participant benefits to which such Participant is entitled (or Survivor Benefits to which such Participant's Beneficiary is entitled, if applicable) under all types of Supplementary Benefits whose requirements are satisfied by or with respect to such Participant.

     (b) The benefits provided by this Plan are designated to coordinate with corresponding benefits provided by the Atlantic Richfield Company Supplementary Executive Retirement Plan ("ARCO SERP") and the ARCO Chemical Company Supplementary Executive Retirement Plan ("ARCO Chemical SERP"). Accordingly, with respect to each type of Supplementary Benefit provided by this Plan, the amount of Participant or Survivor Benefit, as applicable, payable by this Plan is a portion of the sum of separate, identical Supplementary Benefits prescribed under each applicable provision of this Plan, and related provisions pertaining to the same type of benefit under the ARCO SERP and the ARCO Chemical SERP. Therefore, the determination of the amount of each type of Supplementary Benefit payable to or with respect to any Participant from this Plan entails the calculation of the aggregate Supplementary Benefits payable from all three of such plans, followed by the allocation of a prorata portion of each such aggregate Supplementary Benefit to this Plan, as described hereinafter, which prorata portion is the benefit payable by this Plan with respect to that particular type of Supplementary Benefit.

          The portion of such aggregate Supplementary Benefit of each type that is payable to a Participant from this Plan is his "Proration Percentage" of his "Excess Retirement Benefit," as such terms are described herein. A Participant's Proration Percentage with respect to each type of Supplementary Benefit shall be the percentage that is equivalent to a fraction of which the numerator is the number of years of service credited to the Participant for benefit accrual purposes under the Retirement Plan and any other tax-qualified, defined benefit retirement plan maintained by the Company, and the denominator of which is the total number of years of service credited to the Participant for benefit accrual purposes under the Retirement Plans.

          A Participant's "Excess Retirement Benefit" means the excess of:

          (1) such Participant's "Hypothetical Amount" as defined separately for purposes of each type of Supplementary Benefit; over

          (2) the amount of monthly allowance the Participant is actually entitled to receive at retirement, in the form of the Basic Allowance, from the Retirement Plans.

SECTION 2.4.  DEFERRAL/INCENTIVE SUPPLEMENT.

     (a) ELIGIBILITY FOR DEFERRAL/INCENTIVE SUPPLEMENT. An Employee shall be eligible for a Participant's Deferral/Incentive Supplement under the Plan if his Excess Retirement Benefit described in Section 2.4(b)(1)(ii) below is a positive amount. If a Participant who is entitled to receive a Deferral/Incentive Supplement dies prior to commencing receipt of such benefit, his Beneficiary will be paid a monthly Survivor Benefit described in Section 2.4(b)(2) below.

     (b)  AMOUNT OF DEFERRAL/INCENTIVE SUPPLEMENT.

          (1)  PARTICIPANT'S BENEFIT. Subject to Sections 2.4(b)(3), and 2.4(c),
(d) and (e) below, the monthly amount of the Participant's Deferral/Incentive Supplement shall be:

               (i)   such Participant's Proration Percentage, multiplied by:

               (ii) his Excess Retirement Benefit which, for purposes of the Deferral/Incentive Supplement, means (A) minus (B) where:

                     (A) is such Participant's Hypothetical Amount, which, for this purpose, means the amount of monthly allowance the Participant would have received at retirement, in the form of the Basic Allowance, from the Retirement Plans if the Base Pay used in calculating such monthly allowance under the Retirement Plans had included the Participant's Awards and Deferred Compensation, and

                     (B) is the amount of monthly retirement allowance such Participant is actually entitled to receive at retirement, in the form of the Basic Allowance, under the Retirement Plans.

          (2) SURVIVOR BENEFIT. The monthly amount of the Survivor Benefit payable with respect to a Participant who dies while entitled to but before commencing receipt of a Deferral/Incentive Supplement under this Plan shall be:

               (i)   such Participant's Proration Percentage, multiplied by:

               (ii)  (A) minus (B), where:

                     (A) is the monthly Pre-Retirement Annuity that would be payable with respect to such Participant from the Retirement Plans if it were calculated on the basis of the Participant's Hypothetical Amount described in
Section 2.4(b)(1)(ii)(A), and

                     (B) is the monthly amount of Pre-Retirement Annuity actually payable with respect to such Participant from the Retirement Plans.

          (3) SPECIAL RULE FOR CERTAIN PARTICIPANTS. For purposes of calculating the Hypothetical Amount described in Section 2.4(b)(1)(ii)(A), if the Participant transferred directly on or after July 1, 1993 from the employment of the Company to the employment of LCR, such calculation will take into account any Awards made to and deferred compensation elected by such Participant during or with respect to his employment by LCR, on the same basis that salary earned by the Participant while employed by LCR is taken into account in determining the Participant's benefits under the Retirement Plan.

          (4) NO PRORATION FOR CERTAIN PORTION OF DEFERRAL/INCENTIVE SUPPLEMENT. Notwithstanding the provisions of Sections 2.4(b)(1) and (2) above, the portion of a Participant's Deferral/Incentive Supplement that is attributable to his period of service with LCR (including any Awards, deferrals of Salary, and/or limitations on his retirement benefits under the defined benefit tax-qualified retirement plan maintained by LCR) shall not be prorated under the provisions of Section 2.4(b)(1), nor shall any related Survivor Benefit payable with respect to such a Participant be prorated under the provisions of Section 2.4(b)(2). Accordingly, the portion of a Participant's Hypothetical Amount that is attributable to period of service with LCR shall be subtracted from his total Hypothetical Amount before the balance of such Hypothetical Amount is subjected to the proration procedure described in Sections 2.4(b)(1) and (2); and any such Participant's Deferral/Incentive Supplement (or related Survivor Benefit, as applicable), to the extent attributable to his period of service with LCR shall be payable entirely from this Plan.

     (C)  MAXIMUM LIMITATION ON DEFERRAL/INCENTIVE SUPPLEMENT BENEFITS.

          (1)  Notwithstanding the provisions of Paragraphs (a) and (b) of this
Section 2.4, the amount of Deferral/Incentive Supplement payable to a Participant (or Survivor Benefit payable with respect to such Participant, as applicable) shall be limited to the extent necessary so that the total annual benefits payable to or with respect to such Participant (i) from the Retirement Plans under the form of allowance elected under the Retirement Plans; (ii) as a Qualification Limitation Supplement, if any, payable under Section 2.5 of this Plan; (iii) as a Deferral/ Incentive Supplement, payable under this Section 2.4; and (iv) added to the sum of any corresponding deferral/incentive supplementary benefits to which such Participant is entitled under the ARCO SERP and/or the ARCO Chemical SERP, will not exceed 65 percent of the greater of (i) the sum of the Participant's annual Salary as of his Termination of Employment plus his most recent Award, or (ii) the average, during the Participant's prior ten years of employment with the Company, ARCO, ARCO Chemical Company and/or LCR, of the Participant's highest 3 consecutive years of Salary and Awards during each year.

          (2) Annuities resulting from voluntary employee contributions to the Retirement Plans and increased benefits resulting from election of a Level Income Option under the Retirement Plans shall not be considered in applying the foregoing limitations.

     (D) COMPUTATION PROCEDURE. For purposes of computing the amount of monthly benefit payable as a Deferral/Incentive Supplement under Sections 2.4(b)(1) or 2.4(b)(2), as applicable, it shall be assumed that an Award has been made with respect to the calendar year in which a Change in Control occurred or in which a Participant's Termination of Employment or death occurs that is equal in amount to a prorata share of the Award, if any, made with respect to the calendar year immediately preceding such event. If the Participant receives an Award following Termination of Employment and after commencement of a Deferral/Incentive Supplement, such benefits shall be re-calculated, using the actual Award granted subsequent to the Participant's Termination of Employment rather than the Award calculated on the prorata basis; provided, however, that such re-calculation shall not result
                   --------  -------
in a reduction of the Deferral/Incentive Supplement that has commenced. If a Participant receives an Award following a Change in Control, benefits shall not be recalculated.

     (E) TERMINATION OF EMPLOYMENT. Unless a Participant, at the time of his Termination of Employment or at the time of a Change in Control, is eligible for an immediate or deferred retirement allowance from the Retirement Plans or unless a Survivor Benefit is payable under Section 2.4(b)(2) by reason of the death of the Participant, rights of the Participant, and any person claiming under or by right of the Participant, to any Deferral/Incentive Supplement benefits shall cease.

SECTION 2.5  QUALIFICATION LIMITATION SUPPLEMENT.

     (a) ELIGIBILITY FOR QUALIFICATION LIMITATION SUPPLEMENT. An Employee shall be eligible for a Participant's Qualification Limitation Supplement under this Plan if his Excess Retirement Benefit described in Section 2.5(b)(1)(ii) is a positive amount. If a Participant who is entitled to receive a Qualification Limitation Supplement dies prior to commencing receipt of such benefit, his Beneficiary will be paid a monthly Survivor Benefit described in Section 2.5(b)(2) below.

     (b)     AMOUNT OF QUALIFICATION  LIMITATION SUPPLEMENT.

             (1) PARTICIPANT'S BENEFIT. The monthly amount of the Participant's Qualification Limitation Supplement shall be:

                  (i)   such Participant's Proration Percentage, multiplied by:

                  (ii) his Excess Retirement Benefit which, for purposes of this Qualification Limitation Supplement, means (A) minus (B) where:

                        (A) is such Participant's Hypothetical Amount, which, for this purpose, means the amount of monthly allowance the Participant would have received, at retirement, in the form of the Basic Allowance, from the Retirement Plans if the amount of the Participant's retirement allowance under such plans, on which such annuity is based, were not subject to limitations or reductions required under the Code or ERISA, and

                        (B) is the amount of monthly allowance such Participant is actually entitled to receive at retirement, in the form of the Basic Allowance, from the Retirement Plans.

          (2) SURVIVOR BENEFIT. The monthly amount of the Survivor Benefit payable with respect to a Participant who dies while entitled to but before commencing receipt of a Qualification Limitation Supplement under this Plan shall be:

               (i)   such Participant's Proration Percentage, multiplied by:

               (ii)  (A) minus (B), where:

                     (A) is the monthly Pre-Retirement Annuity that would be payable from the Retirement Plans if the amount of the Participant's retirement allowance under such plans, on which such annuity is based, were not subject to limitations or reductions required under the Code or ERISA, and

                     (B) is the actual monthly Pre-Retirement Annuity Payable from the Retirement Plans with respect to such Participant.

SECTION 2.6  SPECIAL SUPPLEMENTS.

     (a)      CHANGE IN CONTROL SUPPLEMENT.

              (1) ELIGIBILITY FOR CHANGE IN CONTROL SUPPLEMENT. An Employee is eligible for a Change in Control Supplement if his Termination of Employment occurs under circumstances that entitle him to receive benefits provided under
Section 3 of an Executive Severance Agreement entered into between such Employee and the Company.

              (2)  AMOUNT OF CHANGE IN CONTROL SUPPLEMENT.

                   (i) PARTICIPANT'S BENEFIT. A Participant who is eligible under Section 2.6(a)(1) for a Change in Control Supplement will receive a monthly benefit that is:

                        (A) such Participant's Proration Percentage, multiplied by:

                        (B) his Excess Retirement Benefit which, for purposes of this Change in Control Supplement means, (I) minus (II) where:

                             (I)   is such Participant's Hypothetical Amount, as
defined in Section 2.6(a)(2)(i)(C) below, and

                             (II)  is the aggregate amount of monthly allowance
the Participant is actually entitled to receive from this Plan (other than any Change in Control Supplement to which a Participant is entitled by reason of this Section 2.6(a)), and from the Retirement Plans, determined as of such Participant's Eligible Termination Date, in the form of the Basic Allowance under the Retirement Plans.

               (C) HYPOTHETICAL AMOUNT. For purposes of determining the amount of a Change of Control Supplement, an Participant's Hypothetical Amount shall be the amount of monthly allowance he would have been entitled to receive from this Plan (other than any Change in Control Supplement to which a Participant is entitled by reason of this Section 2.6(a)), and from the Retirement Plans in the form of a Basic Allowance under the Retirement Plans, determined as of his Eligible Termination Date, if such Basic Allowance were calculated as though:

                         (I)    Such Participant's age were 5 years greater than
his actual age at such time;

                         (II)   such Participant had been credited for benefit
accrual purposes with 5 additional years of service; provided, however, that if
                                                     --------  -------
such Participant is age 60 or older at his Eligible Termination Date, the additional years of service for benefit accrual shall be the number of years (including fractional years) remaining until he reaches the age of 65 years; and

                         (III)  such Participant's average final compensation
taken into account under the Retirement Plans were the sum of:

                                (x)  his annualized Salary (as in effect on his
Eligible Terminate Date); and

                                (y)  the greatest of:

                                     (i)   his Award for the most recent plan
year (as defined in the applicable plans);

                                     (ii)  the average of his Awards for his
last 3 calendar years of employment with the Company, ARCO, ARCO Chemical Company and/or LYONDELL-CITGO Refining Company, Ltd.; or

                                     (iii) the average amount of Awards and
Deferred Compensation that would be used in the calculation of the Deferral Incentive Supplement in Section 2.4(b)(1)(ii)(A) above;

                    For purposes of determining a Participant's "average final compensation" under Section 2.6(a)(2)(i)(C)(III), in the case of a Participant who is subject to a "Constructive Termination for Good Reason" (as such term is defined in an Executive Severance Agreement entered into between such Participant and the Company) because (a) his Salary was reduced, then in lieu of his "annualized Salary as in effect on his Eligible Termination Date" described in subclause (III)(x) above, his annual Salary as in effect immediately before such reduction of his Salary shall be used for purposes of such subclause
(III)(x); and/or (b) his Award was reduced as a result of an adverse change in plan terms, then in lieu of his "Award for the most recent plan year" as described in subclause (III)(y)(i) above, his Award as in effect immediately before such reduction of his Award shall be used for purposes of subclauses (III)(y)(i), (ii) and (iii).

               (ii) SURVIVOR BENEFIT. The monthly amount of the Survivor Benefit payable under this Plan with respect to a Participant who dies both while entitled to a Change in Control Supplement and before commencing receipt of such Change in Control Supplement, shall be:

                     (A) such Participant's Proration Percentage, multiplied by:

                     (B) (I) minus (II), where:

                         (I)  is the monthly Pre-Retirement Annuity that would
be payable with respect to the Participant from this Plan (other than any Change in Control Supplement to which the Participant is entitled by reason of Section 2.6(a), and from the Retirement Plans if it were calculated on the basis of the Participant's Hypothetical Amount described in Section 2.6(a)(2)(i)(C), and

                         (II) is the monthly amount of Pre-Retirement Annuity
actually payable with respect to such Employee under this Plan (other than any Change in Control Supplement to which the Participant is entitled by reason of
Section 2.6(a), and from the Retirement Plans.

          (3) FORM AND TIMING OF CHANGE IN CONTROL SUPPLEMENT. If, at the time of his Termination of Employment, a Participant is entitled to a Change in Control Supplement, the Change in Control Supplement shall be paid immediately after his Termination of Employment in a lump sum cash payment. The provisions of this Paragraph 3 shall apply both to such Participant's benefit and to a Survivor Benefit payable with respect to such Participant.

     (b) OTHER SPECIAL SUPPLEMENTS. In addition to any other Supplementary Benefits and/or Change in Control Supplement to which an Employee may be entitled under this Plan, at its sole discretion the Compensation Committee of the Board of Directors of Lyondell Petrochemical Company may award a Special Supplement to any Employee in such amount, or to be computed on such basis, as it may determine. Such awards may be granted for any reason deemed appropriate by such Compensation Committee, including without limitation, recognition of all or any part of the Employee's years of service with an organization or entity acquired by, or merged into, Lyondell Petrochemical Company, any of its Subsidiaries or Affiliates, or by any predecessor company of Lyondell Petrochemical Company or any of its Subsidiaries or Affiliates. In no event shall a Special Supplement be granted under the Plan to or on account of any Employee who is not a member of a select group of management or other highly compensated employees as defined from time to time by the Compensation Committee. A certified copy of the resolutions granting a Special Supplement shall be furnished to the Administrative Committee prior to the date any payment on account thereof is to be made under the Plan. The form, the time of commencement, the duration of any periodic payments, and any other relevant factors affecting the Company's obligation for providing a Special Supplement to an Employee, or any related Survivor Benefit to such Employee's Beneficiary if such benefit is specified by such Compensation Committee, shall be determined in the sole discretion of the aforementioned Compensation Committee and shall be set forth in the certified copy of the resolutions furnished to the Administrative Committee.

                                  ARTICLE III

                                FORM OF BENEFIT


SECTION 3.1. SUPPLEMENTARY BENEFITS.

        (a) OPTIONAL FORMS OF BENEFIT. Except as provided in Article V, the Participant may elect to receive payment of his Supplementary Benefits described in Sections 2.4 and 2.5 in any form available for payment of the normal retirement benefit under the Retirement Plan, provided that (1) the same form of payment must be elected for all Supplementary Benefits to which such Participant is entitled and (2) if the Participant elects a form of annuity for such Supplementary Benefits and under the Retirement Plan, then he must elect the same form of annuity under this Plan and the Retirement Plans.

        (b)  ELECTIONS.

             (1) The Participant must elect the form of payment of his Supplementary Benefit within the time period, and on the election form, prescribed by the Administrative Committee and communicated to the Participant in advance of the date the Participant is eligible to commence Supplementary Benefit payments.

             (2) If the Participant fails to file an election of the form of Supplementary Benefit payment within the time period designated by the Administrative Committee, then upon retirement the Participant may only elect one of the forms of annuity then available under the Retirement Plan. Absent an election of a specific form of annuity at the time of retirement, the Participant will receive (i) an annuity payment in the form of a Fifty Percent Joint and Survivor Annuity, with the surviving spouse as the Beneficiary, if the Participant is married at the time of retirement, or (ii) an annuity in the form of the Basic Allowance, if the Participant is single at the time of retirement.

             (3) If the Participant makes an election of the form of payment of his benefit within the time period designated by the Administrative Committee and subsequently wishes to change such election prior to commencement of the benefit or, in the case of an annuity form of payment under which payments have commenced, to receive the Actuarial Equivalent of the remaining annuity installments, then he may request, by written application to the Administrative Committee, to change the form of payment previously elected, (i) without any reduction in, or imposition of any penalty on, the amount of Supplementary Benefits to which the Participant is entitled under the Plan, provided that the Administrative Committee determines that the Participant has experienced a Financial Hardship justifying the request for a change of election, or (ii) the Administrative Committee, in its sole discretion, determines that it is appropriate to grant the Participant's request.

             (4) The Participant may elect the form of payment of the Survivor Benefit that is payable in the event of the Participant's death prior to commencement of his benefit. If the Participant fails to make the election, payment to the Beneficiary will be in the form of a life annuity, payable for the life of Beneficiary and having a value equal to the Actuarially Equivalent value of such Survivor Benefit payable in any other available form for payment. However, the Beneficiary may request the Administrative Committee to change the Participant's prior election provided that the Administrative Committee makes a finding as described in either clause (i) or (ii) under Section 3.1(b)(3).

SECTION 3.2 SPECIAL SUPPLEMENTS. The form of payment of any Special Supplement described in Section 2.6(b), including any Survivor Benefit provisions, shall be determined by the Compensation Committee of the Board of Directors of Lyondell Petrochemical Company and prescribed in such Committee's resolutions conferring such benefit.

                                  ARTICLE IV

                         TIMING OF PAYMENT OF BENEFIT


SECTION 4.1  SUPPLEMENTARY BENEFITS.

        (a) Supplementary Benefits payable to a Participant under Sections 2.4 and 2.5 shall commence at the same time as the Participant's benefits commence under the Retirement Plan; provided, however, that the Participant may
                           --------  -------
elect that the Survivor Benefit payable upon his death prior to commencement of benefits under Section 2.4 and 2.5 be paid immediately following his death in the form of a Lamb Sum, rather than being paid on the Participant's earliest retirement eligibility date; and provided, further, that if the Participant
                                 --------  -------
elects to take his benefit as a Lump Sum the benefit shall be payable in accordance with the applicable procedures established by the Administrative Committee.

        (b) Survivor Benefits payable under Sections 2.4(b)(2) and 2.5(b)(2) shall normally be paid in one of the optional forms of payment available under the Retirement Plan, with payments commencing on the earliest date the Participant would have become eligible to begin receiving a retirement allowance under such Retirement Plan; provided, however, that the
                                      --------  -------
Beneficiary may elect to receive a Lump Sum payment of the Actuarial Equivalent of the Basic Allowance at the time of the Participant's death, subject to the requirements described in Section 3.1(b)(4).

SECTION 4.2  SPECIAL SUPPLEMENTS.

        Any Special Supplement payable under Section 2.6(b) shall be payable at the time or times determined by the Compensation Committee of the Board of Directors of Lyondell Petrochemical Company and prescribed in such Committee's resolutions conferring such benefit.

                                   ARTICLE V

                         BENEFITS ON CHANGE IN CONTROL


SECTION 5.1  EVENTS CONSTITUTING A "CHANGE IN CONTROL".
             -----------------------------------------

       For purposes of this Plan, a Change in Control will be deemed to have occurred as of the date that one or more of the following occurs:

        (a) Individuals who, as of the date hereof, constitute the entire Board of Directors of the Company ("Incumbent Directors") cease for any reason to constitute at least a majority of the Board; provided, however, that any
                                             --------  --------
individual becoming a director subsequent to the date hereof whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least a majority of the then Incumbent Directors shall be considered as though such individual was an Incumbent Director, but excluding, for this purpose any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest, as such terms are used in Rule 14a-11 under the Exchange Act or other actual or threatened solicitation of proxies or consents by or on behalf of any Person (as defined below) other than the Board; provided, further, that in the event ARCO at any
                             --------  -------
time determines to achieve minority representation on the Company's Board of Directors approximately equal to its then ownership percentage of the Company's common stock, its implementation of such determination through the election of ARCO employees as directors of the Company shall not be deemed to be a Change in Control and such ARCO employees shall constitute Incumbent Directors;

        (b) The stockholders of the Company shall approve (A) any merger, consolidation or recapitalization of the Company (or, if the capital stock of the Company is affected, any subsidiary of the Company), or any sale, lease, or other transfer (in one transaction or a series of transactions contemplated or arranged by any party as a single plan) of all or substantially all of the assets of the Company (each of the foregoing being an "Acquisition Transaction") where (1) the shareholders of the Company immediately prior to such Acquisition Transaction would not immediately after such Acquisition Transaction beneficially own, directly or indirectly, shares or other ownership interests representing in the aggregate 80 percent or more of (a) the then outstanding common stock or other equity interests of the corporation or other entity surviving or resulting from such merger, consolidation or recapitalization or acquiring such assets of the Company, as the case may be (the "Surviving Entity") (or of its ultimate parent corporation or other entity, if any), and
(b) the Combined Voting Power of the then outstanding Voting Securities of the Surviving Entity (or of its ultimate parent corporation or other entity, if any) or (2) the Incumbent Directors at the time of the initial approval of such Acquisition Transaction would not immediately after such Acquisition Transaction constitute a majority of the Board of Directors, or similar managing group, of the Surviving Entity (or of its ultimate parent corporation or other entity, if any), or (B) any plan or proposal for the liquidation or dissolution of the Company;

        (c) Any Person except for ARCO shall be or become the beneficial owner (as defined in Rules 13d-3 and 13d-5 under the Exchange Act), directly or indirectly, of securities of the Company representing in the aggregate more than twenty percent (20%) of either (A) the then outstanding shares of common stock of the Company ("Common Shares") or (B) the Combined Voting Power of all then outstanding Voting Securities of the Company; provided, however, that
                                              --------  -------
notwithstanding the foregoing, a "Change of Control" shall not be deemed to have occurred for purposes of this Subsection (c);

             (1) Solely as a result of an acquisition of securities by the Company which, by reducing the number of Common Shares or other Voting Securities outstanding, increases (a) the proportionate number of Common Shares beneficially owned by any Person to more than 20 percent of the Common Shares then outstanding, or (b) the proportionate voting power represented by the Voting Securities beneficially owned by any Person to more than 20 percent of the Combined Voting Power of all then outstanding Voting Securities; or

             (2) Solely as a result of an acquisition of securities directly from the Company except for any conversion of a security that was not acquired directly from the Company, provided, further, that if any Person referred
                           --------  -------
to in paragraph (1) or (2) of this Subsection (c) shall thereafter become the beneficial owner of any additional Common Shares or other Voting Securities of the Company (other than pursuant to a stock split, stock dividend or similar transaction), then a "Change of Control" shall be deemed to have occurred for purposes of this Subsection (c); or

        (d) ARCO shall become the owner, directly or indirectly, of securities of the Company representing in the aggregate more than 50 percent of either (i) the then outstanding Common Shares or (ii) the Combined Voting Power of all then outstanding Voting Securities of the Company except as the result of an acquisition of securities by the Company which, by reducing the number of Common Shares or other Voting Securities outstanding, increases (x) the proportionate number of Common Shares beneficially owned by ARCO to more than 50 percent of the Common Shares then outstanding, or (y) the proportionate voting power represented by the Voting Securities beneficially owned by ARCO to more than 50 percent of the Combined Voting Power of all then outstanding Voting Securities; provided, however, that if thereafter ARCO becomes the beneficial owner of any
--------  -------
additional Common Shares or other Voting Securities of the Company (other than pursuant to a stock split, stock dividend or similar transaction) the exception provided above shall no longer apply; provided, further, that for
                                                --------  -------
purposes of this Subsection (d), neither record ownership of common stock of the Company by the Trustee for ARCO's 401(a) qualified plans nor beneficial ownership of common stock of the Company by any of ARCO's directors for their personal account shall be deemed to constitute "indirect" ownership of common stock of the Company by ARCO; provided, further, that notwithstanding any
                              --------  -------
contrary provision of the Plan, no Change in Control shall be deemed to have occurred pursuant to this Subsection (d) if as a result of an inadvertent act ARCO becomes the owner, directly or indirectly, of additional Common Shares or Voting Securities and such securities are sold or otherwise disposed of by ARCO within 30 days after ARCO discovers, or is notified by the Company as to, the potential Change of Control resulting from such ownership, so that, as result of such subsequent sale or other disposition by ARCO, no Change in Control would otherwise be deemed to have occurred pursuant to the terms (excluding this proviso) of this Subsection (d).

        Notwithstanding any of the foregoing, no Change in Control shall be deemed to have occurred as a result solely of (i) the registration by ARCO of the Exchangeable Notes pursuant to the Registration Statement, (ii) the issuance and sale by ARCO of the Exchangeable Notes to the underwriters in accordance with the Registration Statement, or (iii) prior to the maturity of the Exchangeable Notes, purchases and sales of the Exchangeable Notes.

SECTION 5.2  AMOUNT OF BENEFIT ON CHANGE IN CONTROL.

        The amount of Supplementary Benefits of each type payable under Sections
2.4 and 2.5, including Survivor Benefits and the Basic Allowance used in those Sections shall be determined by using the number of years of service credited to the Participant at the time of the Change in Control and the Base Pay in effect immediately prior to the Change in Control. Service and Base Pay following Change in Control shall be disregarded for purposes of calculating the amount of Supplementary Benefits payable under this Plan.

SECTION 5.3  FORM OF BENEFIT ON CHANGE IN CONTROL.

        A Participant's Supplementary Benefits and any Survivor Benefit described in Article II shall be paid in a Lump Sum.

SECTION 5.4  TIME OF PAYMENT ON CHANGE IN CONTROL.

        Supplementary Benefits under Sections 2.4 and 2.5, Change in Control Supplement, and any Special Supplement under 2.6 shall be payable immediately following a Change in Control, unless the Participant has previously elected an alternate payment commencement date, as established under the Administrative Committee procedures.

                                  ARTICLE VI

                                ADMINISTRATION


SECTION 6.1  ADMINISTRATIVE COMMITTEE.

        The Benefits Administrative Committee of Lyondell Petrochemical Company shall act as the Administrative Committee of this Plan.

SECTION 6.2  RULES OF CONDUCT; ADMINISTRATIVE PROVISIONS.

        The Administrative Committee shall adopt such rules or the conduct of its business and the administration of this Plan as it considers desirable; provided, however, that such rules shall not conflict with the provisions of
--------  -------
this Plan. Except as otherwise specifically provided in this Plan, all of the administrative provisions (such as the benefit claims procedures) contained in the Lyondell Petrochemical Company 401(k) and Savings Plan shall be applicable to the administration of this Plan.

SECTION 6.3  LEGAL, ACCOUNTING, CLERICAL AND OTHER SERVICES.

        The Administrative Committee may authorize one or more of its members or any agent to act on its behalf and may contract for legal, accounting, clerical and other services to carry out this Plan. All expenses of the Administrative Committee shall be paid by the Company.

SECTION 6.4  INTERPRETATION OF PROVISIONS.

        The Administrative Committee shall have the exclusive right and discretionary authority to interpret the provisions of this Plan and to decide questions arising in its administration. The decisions and interpretations of the Administrative Committee shall be final and binding on the Company, Employees and all other persons.

SECTION 6.5  RECORDS OF ADMINISTRATION.

        The Administrative Committee shall keep records reflecting the administration of this Plan, which shall be subject to audit by the Company.

SECTION 6.6  DENIAL OF CLAIM.


        The Administrative Committee shall provide adequate notice in writing to any Participant or Beneficiary whose claim for benefits under this Plan has been denied, setting forth the specific reasons for such denial. The Participant or Beneficiary will be given an opportunity for a full and fair review by the Administrative Committee of the decision denying the claim. The Participant or Beneficiary shall be given 60 days from the date of the notice denying any such claim within which to request such review.

SECTION 6.7  LIABILITY OF COMMITTEE.

        No member of the Administrative Committee shall be liable for any action taken in good faith or for exercise of any power given the Administrative Committee, or for the actions of other members of said Administrative Committee.

                                  ARTICLE VII

                   FACILITY OF PAYMENT AND LAPSE OF BENEFITS


SECTION 7.1  PROVISIONS FOR INCAPACITY.

        If the Administrative Committee deems any person who is entitled to receive any payment under the provisions of this Plan to be incapable of receiving or disbursing the same by reason of minority, illness or infirmity, mental incompetence, or incapacity of any kind, the Administrative Committee may, in its sole discretion, take any one or more of the following actions: it may apply such payment directly for the comfort, support and maintenance of such person; it may reimburse any person for any such support previously supplied to the person entitled to receive any such payment; or it may pay such payment to any other person selected by the Administrative Committee to disburse such payment for the comfort, support and maintenance of the person entitled thereto, including, without limitation, to any relative who has undertaken, wholly or partially, the expense of such person's comfort, care and maintenance, or any institution in whose care or custody the person entitled to the payment may be. The Administrative Committee may, in its sole discretion, deposit any payment due to a minor to the minor's credit in any savings or commercial bank of the Administrative Committee's choice.

SECTION 7.2  PAYMENTS OF DEPOSITS.

        Payments or deposits made pursuant to any provisions of this Article VII shall be a complete discharge, to the extent thereof, of all liability under the provisions of this Plan, or otherwise, of the Administrative Committee, the Company and this Plan, and the receipt by the person or persons receiving any such payment, distribution or deposit shall be a complete acquittance therefor, and there shall be no liability to see to the application of any payments, distributions or deposits so made.

                                 ARTICLE VIII

                                 MISCELLANEOUS


SECTION 8.1  UNFUNDED BENEFIT PLAN.

        (a) Benefits under Sections 2.4 and 2.6 of this Plan are intended to constitute a plan that is unfunded and maintained primarily for the purpose of providing deferred compensation in the form of additional retirement benefits to a select group of management or highly compensated employees as defined in Sections 201(a)(2), 301(a)(3) and 401(a)(1) of ERISA.

        (b) Benefits under Section 2.5 of this Plan are intended to constitute an unfunded, "excess benefit plan" within the meaning of Section 3(36) of ERISA.

SECTION 8.2  UNSECURED GENERAL CREDITOR.

        Participants and their Beneficiaries shall have no legal or equitable rights, claims or interests in any specific assets or property of the Company, nor shall they be the Beneficiaries of, or have any rights, claims or interests in any life insurance policies, annuity contracts, or the proceeds therefrom owned, or which may be acquired by, the Company (the "Policies"). Any such Policies or other assets of the Company shall be, and remain, the general, unpledged, unrestricted assets of the Company. The Company's obligation under the Plan shall be merely that of an unfunded and unsecured promise of the Company to pay money in the future.

SECTION 8.3  GRANTOR TRUST.

        Although the Company is responsible for the payment of all benefits under the Plan, the Company may, in its discretion, contribute funds to a grantor trust for the purpose, as it deems appropriate, of paying benefits under this Plan. Such trust may be irrevocable, but assets of the trust shall be subject to the claims of creditors of Lyondell Petrochemical Company. To the extent any benefits provided under the Plan are actually paid from the trust, the Company shall have no further obligation with respect thereto but to the extent not so paid, such benefits shall remain the obligation of, and shall be paid by, the Company. The Employees shall have the status of unsecured creditors insofar as their legal claim for benefits under the Plan and the Employees shall have no security interest in the grantor trust.

SECTION 8.4  PAYMENTS AND BENEFITS NOT ASSIGNABLE.

        Payments to and benefits under this Plan are not assignable, transferable or subject to alienation since they are primarily for the support and maintenance of the Participants and their joint annuitants or Beneficiaries after retirement. Likewise, such payments shall not be subject to attachments by creditors of, or through legal process against, the Company, the Administrative Committee or any Participant.

SECTION 8.5  NO RIGHT OF EMPLOYMENT.

        The provisions of this Plan shall not give an Employee the right to be retained in the service of the Company nor shall this Plan or any action taken under the Plan be construed as a contract of employment.

SECTION 8.6  ADJUSTMENTS.

        At the request of the Company, the Administrative Committee may, with respect to a Participant, adjust such Participant's benefit under this Plan or make such other adjustments with respect to such Participant as are required to correct administrative errors or provide uniform treatment of Participants in a manner consistent with the intent and purpose of this Plan.

SECTION 8.7  OBLIGATION TO COMPANY.

        If a Participant becomes entitled to a distribution of benefits under the Plan, and if at such time the Participant has outstanding any debt, obligation, or other liability representing an amount owing to the Company, or any benefit plan maintained by the Company, then the Company may offset such amount owed to it or such benefit plan against the amount of benefits otherwise distributable. Such determination shall be made by the Administrative Committee.

SECTION 8.8  PROTECTIVE PROVISIONS.

        Each Participant shall cooperate with the Company by furnishing any and all information requested by the Company in order to facilitate the payment of benefits hereunder, taking such physical examinations as the Company may deem necessary, and taking such other relevant action as may be requested by the Company. If a Participant refuses to cooperate, the Company shall have no further obligation to the Participant under the Plan. If the Participant makes any material misstatement of information or nondisclosure of medical history, then no benefits will be payable hereunder to such Participant or his Beneficiary; provided, however, that in the Company's sole discretion, benefits
             --------  -------
may be payable in an amount reduced to compensate the Company for any loss, cost, damage or expense suffered or incurred by the Company as a result in any way of any such action, misstatement or nondisclosure.

SECTION 8.9  GENDER, SINGULAR AND PLURAL.

        All pronouns and any variations thereof shall be deemed to refer to the masculine, feminine, or neuter, as the identity of the person or persons may require. As the context may require, the singular may be read as the plural and the plural as the singular.

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

SECTION 8.10  LAW GOVERNING.

        This Plan shall be construed, regulated and administered under the laws of the State of Texas, except to the extent that such laws are preempted by ERISA.

SECTION 8.11  VALIDITY.

        In the event any provision of this Plan is held invalid, void, or unenforceable, the same shall not affect, in any respect whatsoever, the validity of any other provision of this Plan.

SECTION 8.12  NOTICE.

        Any notice or filing required or permitted to be given to the Administrative Committee under the Plan shall be sufficient if in writing and hand delivered, or sent by registered or certified mail, to the principal office of the Company, directed to the attention of the Secretary of the Administrative Committee. Such notice shall be deemed given as of the date of delivery or, if delivery is made by mail, as of the date shown on the postmark on the receipt for registration or certification.

SECTION 8.13  SUCCESSORS AND ASSIGNS.

        This Plan shall be binding upon the Company and its successors and assigns.

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

                                  ARTICLE IX

                         AMENDMENT AND DISCONTINUANCE


SECTION 9.1  AMENDMENT OF PLAN.

        This Plan may be amended from time to time by a resolution of the Compensation Committee of the Board of Directors of Lyondell Petrochemical Company.

SECTION 9.2  TERMINATION.

        Lyondell Petrochemical Company intends to continue this Plan indefinitely, but reserves the right to terminate it at any time.

SECTION 9.3  EFFECT OF AMENDMENT OR TERMINATION.

        No amendment or termination of this Plan may adversely affect the benefit payable to any Participant receiving benefits under this Plan prior to the effective date of the amendment or termination, or any Participant who, as of such date, was entitled to receive a benefit under the Retirement Plans; provided, however, that the Company may amend the Plan to eliminate any optional
--------  -------
form of payment and any such amendment will not be deemed to have adversely affected the benefit entitlement of any eligible Participant.

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